EXHIBIT 99.1


                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                           }       CASE NUMBER
                                 }       02-10835
                                 }
The NewPower Company, et. al.    }       JUDGE   W. Homer Drake, Jr.
                                 }
DEBTORS                          }       CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                           FROM 9/30/03 TO 10/31/03

     Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                                Paul Ferdinands
                                                ---------------
                                                Attorney for Debtor

Debtor's Address                                Attorney's Address
and Phone Number                                and Phone Number

One Manhattanville Rd.                          191 Peachtree St.
Purchase, NY 10577                              Atlanta, GA 30303
Tel: (914) 697-2100                             Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835             Post Petition
                                          Totals

For Period from September 30, 2003 through October 31, 2003

Opening Cash Balance -9/30/03                $  127,529  (Concentration Account)


Inflows:
Customer Collections                                  1
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                  51
-------------------------------------------------------

Total Inflows                                        52
-------------------------------------------------------------------------------
                                                      Distribution of Outflows
Outflows:                                            NewPower      The NewPower
Post Petition:                                    Holdings, Inc.      Company
--------------                                    --------------      -------
Call Center (Sitel)
Professionals - Bankruptcy                   472          472
Consulting Fees                               75                          75
Gas Systems & IT Infrastructure (Wipro)
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)
Collections(RM Services)
IT Support for risk systems (Zenax)
Customer Database Systems (Zac )
Lockbox Fees (First Union)                     4                           4
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc                                5                           5
Rent                                           3            3
Insurance
Utilities (Heat, Hydro, Phone, etc.)           1                           1
Customer Refunds                               1                           1
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)
Payroll                                   16,630       16,618             13
Power
Gas
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
    -  Security Deposits
T&E Reimbursements                             2                           2
State Tax Payments
Enron payments
Other Vendors - Class Two Claims           2,163                       2,163
-------------------------------------------------------------------------------
Total Outflows                            19,356       17,093          2,264
-------------------------------------------------------------------------------
------------------------------------------------
Net Cash Flows                          (19,304)
------------------------------------------------
Closing Cash Balance                   $ 108,225
------------------------------------------------

                                                                  Attachment 1


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from September 30, 2003 through  October 31, 2003
Amounts in $000's


Accounts Receivable at Petition Date:     $ 75,200


Beginning of Month Balance*  - Gross      $  13,476 (per 9/30/03 G/L)
PLUS:  Current Month New Billings                 - (October revenue)
LESS:  Collections During the Month               -
                                         ----------

End of Month Balance - Gross              $  13,476 (per 10/31/03 G/L) 13476904


Allowance for Doubtful Accounts             (13,476)
                                         ----------

End of Month Balance - Net of Allowance
                                         $        -
                                         ==========

                            Note:  The accounts receivable aging below
                                   relates only to deliveries to customers
                                   subsequent to the June 11,2002 petition date.



                              AR Aging for Post Petition Receivables

                              Current         > 30 days   > 60 days    Total
                              --------------------------------------------------

                              $     -          $      -   $   111      $  111

                                 Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from September 30, 2003 through  October 31, 2003
Amounts in $000's


See attached System Generated A/P reports as of 10/31/03 (Attachements 2A and
2B).


Beginning of Period Balance                        $ 714 (per 9/30/03 G/L)
PLUS:  New Indebtedness Incurred                     769
LESS:  Amounts Paid on A/P                          (675)
                                             ------------

End of Month Balance                               $ 807 (per 10/31/03 G/L)
                                             ============

                                                        The New Power Company
                                                            Vendor Detail
                                                          Month of October 2003


                                                  Type             Date               Num              Amount          Balance
                                             ---------------   -------------    -----------------   --------------   -------------
Affiliated Warehouses, Inc.                                                                                                  0.00
                                             Bill                10/07/2003     Inv. 15207               1,000.33        1,000.33
                                             Bill Pmt -Check     10/07/2003     200277                  -1,000.33            0.00
                                                                                                    --------------   -------------
Total Affiliated Warehouses, Inc.                                                                            0.00            0.00

Arnold & Porter                                                                                                         77,191.91
                                             Bill                10/14/2003     Inv. 1065562            23,913.50      101,105.41
                                             Bill                10/14/2003     Inv. 1065562             6,866.75      107,972.16
                                             Bill Pmt -Check     10/14/2003     200300                 -23,913.50       84,058.66
                                             Bill Pmt -Check     10/30/2003     200315                  -3,643.66       80,415.00
                                                                                                    --------------   -------------
Total Arnold & Porter                                                                                    3,223.09       80,415.00

AT&T                                                                                                                        64.35
Total AT&T                                                                                                                  64.35

Bracewell Patterson                                                                                                        475.00
                                             Bill                10/14/2003     August Fees                108.75          583.75
                                             Bill Pmt -Check     10/14/2003     200295                    -108.75          475.00
                                                                                                    --------------   -------------
Total Bracewell Patterson                                                                                    0.00          475.00

Carroll & Gross                                                                                                         23,180.84
Total Carroll & Gross                                                                                                   23,180.84

Cinergy                                                                                                                     -4.60
Total Cinergy                                                                                                               -4.60

Connecticut Department of Revenue Service                                                                                    0.00
                                             Bill                10/09/2003                              2,030.62        2,030.62
                                             Bill Pmt -Check     10/09/2003     200286                  -2,030.62            0.00
                                                                                                    --------------   -------------
Total Connecticut Department of Revenue
  Service                                                                                                    0.00            0.00

D'Arcangelo & Co. LLP                                                                                                    4,668.96
Total D'Arcangelo & Co. LLP                                                                                              4,668.96

Deloitte & Touche LLP                                                                                                   28,849.80
                                             Bill                10/14/2003     1/03 - 5/03                 65.00       28,914.80
                                             Bill Pmt -Check     10/14/2003     200301                 -26,464.80        2,450.00
                                             Bill                10/23/2003     Inv. 07141863            9,525.25       11,975.25
                                             Bill                10/23/2003     Inv. 08676275            3,783.60       15,758.85
                                             Bill                10/23/2003     Inv. 08676275              945.90       16,704.75
                                             Bill Pmt -Check     10/23/2003     200313                 -13,308.85        3,395.90
                                                                                                    --------------   -------------
Total Deloitte & Touche LLP                                                                            -25,453.90        3,395.90

Direct TV                                                                                                                   84.82
Total Direct TV                                                                                                             84.82

Division of Revenue, Business Liquidation                                                                                    0.00
                                             Bill                10/23/2003                                120.00          120.00
                                             Bill Pmt -Check     10/23/2003     200314                    -120.00            0.00
                                                                                                    --------------   -------------
Total Division of Revenue, Business
 Liquidation                                                                                                 0.00            0.00

Fosdick Fulfillment Corporation                                                                                              0.00
                                             Bill                10/22/2003                              1,722.50        1,722.50
                                             Bill Pmt -Check     10/23/2003     200307                  -1,722.50            0.00
                                                                                                    --------------   -------------
Total Fosdick Fulfillment Corporation                                                                        0.00            0.00

                                                                                                           Exhibit 2A  Page 1 of 6



                                                        The New Power Company
                                                            Vendor Detail
                                                           Month of October 2003

                                                  Type             Date               Num              Amount          Balance
                                             ---------------   -------------    -----------------   --------------   -------------

Gretchen Crist                                                                                                               0.00
                                             Bill                10/30/2003                              5,125.00        5,125.00
                                             Bill Pmt -Check     10/30/2003     200316                  -5,125.00            0.00
                                                                                                    --------------   -------------
Total Gretchen Crist                                                                                         0.00            0.00

IKON Office Solutions                                                                                                        0.00
                                             Bill                10/07/2003     Inv. 15651294              137.80          137.80
                                             Bill Pmt -Check     10/07/2003     200273                    -137.80            0.00
                                                                                                    --------------   -------------
Total IKON Office Solutions                                                                                  0.00            0.00

James Malone                                                                                                                 0.00
                                             Bill                10/01/2003                                867.18          867.18
                                             Bill Pmt -Check     10/01/2003     200272                    -867.18            0.00
                                                                                                    --------------   -------------
Total James Malone                                                                                           0.00            0.00

Kaster Moving Co. Inc.                                                                                                       0.00
                                             Bill                10/30/2003     Inv. R185                  537.85          537.85
                                             Bill Pmt -Check     10/30/2003     200319                    -537.85            0.00
                                                                                                    --------------   -------------
Total Kaster Moving Co. Inc.                                                                                 0.00            0.00

Kenyon & Kenyon                                                                                                          3,318.90
                                             Bill                10/14/2003     iNV. 601241                223.83        3,542.73
                                             Bill Pmt -Check     10/14/2003     200296                    -223.83        3,318.90
                                             Bill                10/17/2003     Claim Payment            3,999.01        7,317.91
                                             Bill Pmt -Check     10/17/2003                                  0.00        7,317.91
                                             Bill                10/17/2003                              3,819.01       11,136.92
                                             Bill Pmt -Check     10/17/2003     200304                  -7,137.91        3,999.01
                                                                                                    --------------   -------------
Total Kenyon & Kenyon                                                                                      680.11        3,999.01

King and Spalding                                                                                                        2,926.41
Total King and Spalding                                                                                                  2,926.41

Leboeuf, Lamb, Greene & Macrae                                                                                           9,190.56
                                             Bill                10/14/2003                              5,580.26       14,770.82
                                             Bill                10/14/2003                              1,352.20       16,123.02
                                             Bill Pmt -Check     10/14/2003     200294                  -5,580.26       10,542.76
                                             Bill                10/23/2003     Inv. 350077              2,432.38       12,975.14
                                             Bill                10/23/2003     Inv. 350077                605.00       13,580.14
                                             Bill                10/23/2003     Invoice: 350078          4,692.64       18,272.78
                                             Bill                10/23/2003     Invoice: 350078          1,113.40       19,386.18
                                             Bill Pmt -Check     10/23/2003     200311                  -7,125.02       12,261.16
                                                                                                    --------------   -------------
Total Leboeuf, Lamb, Greene & Macrae                                                                     3,070.60       12,261.16

Mellon Investors Services, LLC                                                                                               0.00
                                             Bill                10/30/2003     Inv. 202499              1,362.40        1,362.40
                                             Bill Pmt -Check     10/30/2003     200317                  -1,362.40            0.00
                                                                                                    --------------   -------------
Total Mellon Investors Services, LLC                                                                         0.00            0.00

Morris, Manning & martin, LLP                                                                                              984.60
                                             Bill                10/14/2003     Stmt. 255868             3,560.86        4,545.46
                                             Bill                10/14/2003     Stmt. 255868               869.30        5,414.76
                                             Bill Pmt -Check     10/14/2003     200292                  -3,560.86        1,853.90
                                             Bill Pmt -Check     10/14/2003     200297                       0.00        1,853.90
                                             Bill                10/15/2003     Stmt 256717              5,088.17        6,942.07
                                             Bill Pmt -Check     10/15/2003     200302                  -5,088.17        1,853.90
                                                                                                    --------------   -------------


                                                                                                            Exhibit 2A Page 2 of 6


                                                        The New Power Company
                                                            Vendor Detail
                                                          Month of October 2003

                                                  Type             Date               Num              Amount          Balance
                                             ---------------   -------------    -----------------   --------------   -------------

Total Morris, Manning & martin, LLP                                                                        869.30        1,853.90


                                                                                                            Exhibit 2A Page 3 of 6


                                                        The New Power Company
                                                            Vendor Detail
                                                          Month of October 2003

                                                  Type             Date               Num              Amount          Balance
                                             ---------------   -------------    -----------------   --------------   -------------

Mr. Gene Shanks                                                                                                              0.00
                                             Bill                10/07/2003                             12,500.00       12,500.00
                                             Bill Pmt -Check     10/07/2003     200280                 -12,500.00            0.00
                                             Bill                10/09/2003                             19,271.18       19,271.18
                                             Bill Pmt -Check     10/09/2003     200283                 -19,271.18            0.00
                                                                                                    --------------   -------------
Total Mr. Gene Shanks                                                                                        0.00            0.00

Mr. Peter Grauer                                                                                                             0.00
                                             Bill                10/09/2003                             10,477.65       10,477.65
                                             Bill Pmt -Check     10/09/2003     200289                 -10,477.65            0.00
                                                                                                    --------------   -------------
Total Mr. Peter Grauer                                                                                       0.00            0.00

Mr. Richard Weill                                                                                                            0.00
                                             Bill                10/07/2003                             12,500.00       12,500.00
                                             Bill Pmt -Check     10/07/2003     200281                 -12,500.00            0.00
                                             Bill                10/09/2003                              9,098.71        9,098.71
                                             Bill Pmt -Check     10/09/2003     200284                  -9,098.71            0.00
                                                                                                    --------------   -------------
Total Mr. Richard Weill                                                                                      0.00            0.00

Ms. Patricia Foster                                                                                                          0.00
                                             Bill                10/07/2003     Travel for 9/26/03         979.12          979.12
                                             Bill Pmt -Check     10/07/2003     200274                    -979.12            0.00
                                                                                                    --------------   -------------
Total Ms. Patricia Foster                                                                                    0.00            0.00

Next Energy                                                                                                              4,020.00
Total Next Energy                                                                                                        4,020.00

NIPSCO                                                                                                                 -10,548.95
Total NIPSCO                                                                                                           -10,548.95

PACER Service Center                                                                                                         0.00
                                             Bill                10/22/2003     Cust. NP0222               116.13          116.13
                                             Bill Pmt -Check     10/23/2003     200305                    -116.13            0.00
                                                                                                    --------------   -------------
Total PACER Service Center                                                                                   0.00            0.00

Parker, Hudson, Rainer & Dobbs                                                                                          58,862.40
                                             Bill                10/14/2003     Inv. 114076 RTD         29,091.52       87,953.92
                                             Bill                10/14/2003     Inv. 114076 RTD          6,126.50       94,080.42
                                             Bill                10/14/2003     Invoice 114075 RTD      27,922.75      122,003.17
                                             Bill                10/14/2003     Inv. 114075 RTD          6,926.40      128,929.57
                                             Bill                10/14/2003     Inv. 110749 RTD         13,950.99      142,880.56
                                             Bill                10/14/2003     Inv 110749 RTD           2,800.50      145,681.06
                                             Bill                10/14/2003     Inv 110747 RTD           8,741.55      154,422.61
                                             Bill                10/14/2003     Inv. 110747 RTD          2,175.60      156,598.21
                                             Bill Pmt -Check     10/14/2003     200291                 -79,706.81       76,891.40
                                             Bill                10/23/2003     Inv. 41984 RTD          47,349.17      124,240.57
                                             Bill                10/23/2003     Invoice 41984 RTD       11,122.50      135,363.07
                                             Bill                10/23/2003     Inv. 41983 RTD          55,423.34      190,786.41
                                             Bill                10/23/2003     Inv. 41983 RTD          13,379.20      204,165.61
                                             Bill Pmt -Check     10/23/2003     200312                -102,772.51      101,393.10
                                                                                                    --------------   -------------
Total Parker, Hudson, Rainer & Dobbs                                                                    42,530.70      101,393.10

Pitney Bowes Credit Corp                                                                                                     0.00
                                             Bill                10/09/2003                              4,979.85        4,979.85
                                             Bill Pmt -Check     10/09/2003     200288                  -4,979.85            0.00
                                                                                                    --------------   -------------


                                                                                                            Exhibit 2A Page 4 of 6


                                                        The New Power Company
                                                            Vendor Detail
                                                          Month of October 2003

                                                  Type             Date               Num              Amount          Balance
                                             ---------------   -------------    -----------------   --------------   -------------

Total Pitney Bowes Credit Corp                                                                               0.00            0.00

Pitney Bowes Credit Corporation                                                                                              0.00
                                             Bill                10/07/2003     Inv. 5309423-SP03        1,200.55        1,200.55
                                             Bill Pmt -Check     10/07/2003     200278                  -1,200.55            0.00
                                                                                                    --------------   -------------
Total Pitney Bowes Credit Corporation                                                                        0.00            0.00

PJM                                                                                                                    -25,548.10
Total PJM                                                                                                              -25,548.10

Regen Capital I, Inc.                                                                                                        0.00
                                             Bill                10/09/2003                              8,023.99        8,023.99
                                             Bill Pmt -Check     10/09/2003     200287                  -8,023.99            0.00
                                                                                                    --------------   -------------
Total Regen Capital I, Inc.                                                                                  0.00            0.00

Related Properties Corp.                                                                                                     0.00
                                             Bill                10/07/2003     Act/ 620032                 85.80           85.80
                                             Bill Pmt -Check     10/07/2003     200276                     -85.80            0.00
                                                                                                    --------------   -------------
Total Related Properties Corp.                                                                               0.00            0.00

Role Technology LLC                                                                                                          0.00
                                             Bill                10/07/2003                                190.00          190.00
                                             Bill Pmt -Check     10/07/2003     200279                    -190.00            0.00
                                                                                                    --------------   -------------
Total Role Technology LLC                                                                                    0.00            0.00

Scherers Conferencing                                                                                                        0.00
                                             Bill                10/30/2003     Inv. 008273                122.58          122.58
                                             Bill Pmt -Check     10/30/2003     200318                    -122.58            0.00
                                                                                                    --------------   -------------
Total Scherers Conferencing                                                                                  0.00            0.00

Secretary of the State                                                                                                       0.00
                                             Bill                10/07/2003                                 50.00           50.00
                                             Bill Pmt -Check     10/07/2003     200282                     -50.00            0.00
                                                                                                    --------------   -------------
Total Secretary of the State                                                                                 0.00            0.00

SFI                                                                                                                     45,303.83
Total SFI                                                                                                               45,303.83

Sidley Austin Brown & Wood                                                                                             490,645.00
                                             Bill                10/14/2003     Inv. 23047922          139,919.79      630,564.79
                                             Bill                10/14/2003     Inv. 23047922           33,244.70      663,809.49
                                             Bill                10/14/2003     Inv. 23053734          150,584.95      814,394.44
                                             Bill                10/14/2003     Inv. 23053734           35,294.40      849,688.84
                                             Bill Pmt -Check     10/14/2003     200293                -290,504.74      559,184.10
                                                                                                    --------------   -------------
Total Sidley Austin Brown & Wood                                                                        68,539.10      559,184.10

SNET                                                                                                                         0.00
                                             Bill                10/14/2003     Act. 2039661881496         715.02          715.02
                                             Bill Pmt -Check     10/14/2003     200299                    -715.02            0.00
                                                                                                    --------------   -------------
Total SNET                                                                                                   0.00            0.00

Sonara Carvalho                                                                                                              0.00
                                             Bill                10/22/2003                                165.00          165.00
                                             Bill Pmt -Check     10/23/2003     200309                    -165.00            0.00
                                                                                                    --------------   -------------
Total Sonara Carvalho                                                                                        0.00            0.00


                                                                                                            Exhibit 2A Page 5 of 6


                                                        The New Power Company
                                                            Vendor Detail
                                                          Month of October 2003

                                                  Type             Date               Num              Amount          Balance
                                             ---------------   -------------    -----------------   --------------   -------------

Steve Davis Consulting                                                                                                     350.00
Total Steve Davis Consulting                                                                                               350.00

Sutherland Asbill & Brennan, LLC                                                                                          -208.11
Total Sutherland Asbill & Brennan, LLC                                                                                    -208.11

U.S. Trustee Program Payment Center                                                                                          0.00
                                             Bill                10/22/2003     Act. 323-02-10836        7,500.00        7,500.00
                                             Bill                10/22/2003     Act. 323-02-10835        1,500.00        9,000.00
                                             Bill Pmt -Check     10/23/2003     200308                  -1,500.00        7,500.00
                                             Bill Pmt -Check     10/23/2003     200310                  -7,500.00            0.00
                                                                                                    --------------   -------------
Total U.S. Trustee Program Payment Center                                                                    0.00            0.00

UPS                                                                                                                        157.70
Total UPS                                                                                                                  157.70

UPS Delivery                                                                                                                 0.00
                                             Bill                10/07/2003     Inv. AOX508393              16.00           16.00
                                             Bill                10/07/2003     Inv. AOX508403              16.00           32.00
                                             Bill Pmt -Check     10/07/2003     200275                     -32.00            0.00
                                             Bill                10/17/2003     Inv. AOX508413             395.95          395.95
                                             Bill Pmt -Check     10/17/2003     200303                    -395.95            0.00
                                             Bill                10/22/2003     Inv. AOX508423              51.94           51.94
                                             Bill Pmt -Check     10/23/2003     200306                     -51.94            0.00
                                                                                                    --------------   -------------
Total UPS Delivery                                                                                           0.00            0.00

VeriCenter                                                                                                                   0.00
                                             Bill                10/14/2003     Inv. 00015432            2,716.21        2,716.21
                                             Bill Pmt -Check     10/14/2003     200298                  -2,716.21            0.00
                                                                                                    --------------   -------------
Total VeriCenter                                                                                             0.00            0.00

Verizon                                                                                                                      0.00
                                             Bill                10/14/2003     Tel: 9146972403             98.63           98.63
                                             Bill                10/14/2003     Tel: 9146972442             55.12          153.75
                                             Bill                10/14/2003     Tel: 9146972469             35.67          189.42
                                             Bill                10/14/2003     Tel: 9146972419            154.79          344.21
                                             Bill                10/14/2003     Tel: 9146972468             87.21          431.42
                                             Bill Pmt -Check     10/14/2003     200290                    -431.42            0.00
                                                                                                    --------------   -------------
Total Verizon                                                                                                0.00            0.00

Vorys, Sater, Seymour and Pease                                                                                            530.75
Total Vorys, Sater, Seymour and Pease                                                                                      530.75
                                                                                                    --------------   -------------
  TOTAL                                                                                                 93,459.00      807,955.07
                                                                                                    ==============   =============



Balance at September 30, 2003                                                                                          714,496.07
New Invoices Issued                                                                                                    768,605.45
Bills Paid                                                                                                            -675,146.45
                                                                                                                     -------------
Balance at October 31, 2003                                                                                            807,955.07
                                                                                                                     =============


                                                                                                            Exhibit 2A Page 6 of 6


                                                        The New Power Company
                                                         Unpaid Bills Detail
                                                        As of October 31, 2003


                                                     Type            Date                Num              Open Balance
                                                ----------------  ------------    ------------------      --------------
     Arnold & Porter
                                                Bill               06/30/2003                                 42,915.00
                                                Bill               08/26/2003     Inv. 1061811 (B)            18,931.00
                                                Bill               08/26/2003     Iinv. 1056981 (B)           11,702.25
                                                Bill               10/14/2003     Inv. 1065562                 6,866.75
                                                                                                          --------------
     Total Arnold & Porter                                                                                    80,415.00

     AT&T
                                                Bill               06/30/2003                                     64.35
                                                                                                          --------------
     Total AT&T                                                                                                   64.35

     Bracewell Patterson
                                                Bill Pmt -Check    07/22/2003     200110                        -805.76
                                                Bill               06/30/2003                                  1,280.76
                                                                                                          --------------
     Total Bracewell Patterson                                                                                   475.00

     Carroll & Gross
                                                Bill Pmt -Check    07/22/2003     200111                      -7,137.30
                                                Bill               06/30/2003                                 30,318.14
                                                                                                          --------------
     Total Carroll & Gross                                                                                    23,180.84

     Cinergy
                                                Credit             06/30/2003                                     -4.60
                                                                                                          --------------
     Total Cinergy                                                                                                -4.60

     D'Arcangelo & Co. LLP
                                                Bill               06/30/2003                                  4,668.96
                                                                                                          --------------
     Total D'Arcangelo & Co. LLP                                                                               4,668.96

     Deloitte & Touche LLP
                                                Bill               08/26/2003     Inv. 07141895 (B)            2,229.10
                                                Bill               09/15/2003     Inv. 086707311                 220.90
                                                Bill               10/23/2003     Inv. 08676275                  945.90
                                                                                                          --------------
     Total Deloitte & Touche LLP                                                                               3,395.90

     Direct TV
                                                Bill               06/30/2003                                     84.82
                                                                                                          --------------
     Total Direct TV                                                                                              84.82

     Kenyon & Kenyon
                                                Bill               10/17/2003     Claim Payment                3,999.01
                                                                                                          --------------
     Total Kenyon & Kenyon                                                                                     3,999.01

     King and Spalding
                                                Bill               06/30/2003                                  1,563.21
                                                Bill               08/26/2003     Inv. 246683 (B)              1,363.20
                                                                                                          --------------
     Total King and Spalding                                                                                   2,926.41

     Leboeuf, Lamb, Greene & Macrae
                                                Bill               06/30/2003                                  4,086.06
                                                Bill               08/26/2003     Inv. 343381 (B)              2,529.80
                                                Bill               08/26/2003     Inv. 343382 (B)                137.10
                                                Bill               08/26/2003     Inv. 345466 (B)              2,437.60
                                                Bill               10/14/2003                                  1,352.20
                                                Bill               10/23/2003     Inv. 350077                    605.00


                                                                                                 Exhibit 2B Page 1 of 3


                                                        The New Power Company
                                                         Unpaid Bills Detail
                                                        As of October 31, 2003

                                                     Type            Date                Num              Open Balance
                                                ----------------  ------------    ------------------      --------------

                                                Bill               10/23/2003     Invoice: 350078              1,113.40
                                                                                                          --------------
     Total Leboeuf, Lamb, Greene & Macrae                                                                     12,261.16

     Morris, Manning & martin, LLP
                                                Bill               08/26/2003     Inv. 252361 (B)                984.60
                                                Bill               10/14/2003     Stmt. 255868                   869.30
                                                                                                          --------------
     Total Morris, Manning & martin, LLP                                                                       1,853.90

     Next Energy
                                                Bill               06/30/2003                                  4,020.00
                                                                                                          --------------
     Total Next Energy                                                                                         4,020.00

     NIPSCO
                                                Credit             06/30/2003                                -10,548.95
                                                                                                          --------------
     Total NIPSCO                                                                                            -10,548.95

     Parker, Hudson, Rainer & Dobbs
                                                Bill               07/16/2003     Inv. # 111466                2,849.00
                                                Bill               07/16/2003     Invoice # 111467             1,786.40
                                                Bill               06/30/2003                                 36,292.50
                                                Bill               08/26/2003     Inv. # 112543 (B)            2,536.20
                                                Bill               08/26/2003     Inv. 112544 (B)              6,697.00
                                                Bill               08/26/2003     Inv. 113330 (B)              5,600.70
                                                Bill               08/26/2003     Inv. 113329 (B)              3,100.60
                                                Bill               10/14/2003     Inv. 114076 RTD              6,126.50
                                                Bill               10/14/2003     Inv. 114075 RTD              6,926.40
                                                Bill               10/14/2003     Inv 110749 RTD               2,800.50
                                                Bill               10/14/2003     Inv. 110747 RTD              2,175.60
                                                Bill               10/23/2003     Invoice 41984 RTD           11,122.50
                                                Bill               10/23/2003     Inv. 41983 RTD              13,379.20
                                                                                                          --------------
     Total Parker, Hudson, Rainer & Dobbs                                                                    101,393.10

     PJM
                                                Credit             06/30/2003                                -25,548.10
                                                                                                          --------------
     Total PJM                                                                                               -25,548.10

     SFI
                                                Bill               06/30/2003                                 45,303.83
                                                                                                          --------------
     Total SFI                                                                                                45,303.83

     Sidley Austin Brown & Wood
                                                Bill               06/30/2003                                419,038.10
                                                Bill               07/22/2003     Inv. 23033301A              43,838.40
                                                Bill               08/26/2003     Inv. 23041968 (B)           27,768.50
                                                Bill               10/14/2003     Inv. 23047922               33,244.70
                                                Bill               10/14/2003     Inv. 23053734               35,294.40
                                                                                                          --------------
     Total Sidley Austin Brown & Wood                                                                        559,184.10

     Steve Davis Consulting
                                                Bill               06/30/2003                                    350.00
                                                                                                          --------------
     Total Steve Davis Consulting                                                                                350.00

     Sutherland Asbill & Brennan, LLC
                                                Credit             07/08/2003                                   -208.11
                                                                                                          --------------
     Total Sutherland Asbill & Brennan, LLC                                                                     -208.11


                                                                                                 Exhibit 2B Page 2 of 3


                                                        The New Power Company
                                                         Unpaid Bills Detail
                                                        As of October 31, 2003

                                                     Type            Date                Num              Open Balance
                                                ----------------  ------------    ------------------      --------------

     UPS
                                                Bill               06/30/2003                                    157.70
                                                                                                          --------------
     Total UPS                                                                                                   157.70

     Vorys, Sater, Seymour and Pease
                                                Bill               06/30/2003                                    448.75
                                                Bill               08/26/2003     Inv. 455330 (B)                 82.00
                                                                                                          --------------
     Total Vorys, Sater, Seymour and Pease                                                                       530.75
                                                                                                          --------------

TOTAL                                                                                                        807,955.07
                                                                                                          ==============


                                                                                                 Exhibit 2B Page 3 of 3

                                                                  Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventory and Fixed Assets Report
For Period From September 30, 2003 through October 31, 2003
Amounts in $000s

Inventory Report
----------------

Inventory Balance at Petition Date             $15,587

Inventory at Beginning of Period               $       - (per 9/30/03 G/L)
PLUS: Inventory Purchased                              - (per daily cash report
LESS: Inventory Used or Sold                           -
                                               ----------
End of Month Balance                           $       - (per 10/31/03 G/L)
                                               ==========

Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales

Fixed Asset Report
------------------

Book Value at Petition Date                    $ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period            $       -
Less: Depreciation Expense                             -
Less: Dispositions                                     -
Add: Purchases                                         -
                                               ----------

Fixed Assets at End of Period                  $       -
                                               ==========

                                                                  Attachment 4
                                                                  Page 1 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/2003-10/31/2003

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                 $ 127,527,830.13
Total Deposits                    $      52,768.41
Total Payments                    $  19,358,433.88
Closing Balance                   $ 108,222,164.66
Service Charges                   $       4,419.70

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

                                                                  Attachment 4
                                                                  Page 2 of 14

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/2003-10/31/2003

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower Enron Segregated A/C
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                   $1,005.37
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                     $1,005.37
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                  Attachment 4
                                                                  Page 3 of 14

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/2003-10/31/2003

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:       Payroll

Beginning Balance                     $690.03
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                       $690.03
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                  Attachment 4
                                                                  Page 4 of 14

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/2003-10/31/2003

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                  Attachment 4
                                                                  Page 5 of 14

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/2003-10/31/2003

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                    $575,620.83
Total Payments                    $575,620.83
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                             200272
Last Check issued this Period                              200319
Total # of checks issued this Period                           46

                                                                  Attachment 4
                                                                  Page 6 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/2003-10/31/2003

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance                       $0.00
Total Deposits                        $790.49
Total Payments                        $790.49
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                 NA
Last Check issued this Period                                  NA
Total # of checks issued this Period                           NA

                                                                  Attachment 4
                                                                  Page 7 of 14

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/2003-10/31/2003

Name of Bank:             First Union/ Wachovia
Branch:                   Herndon, VA
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A

                                                                  Attachment 4
                                                                  Page 8 of 14

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/2003-10/31/2003

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/ IBM Collections

Beginning Balance                   $3,028.05
Total Deposits                        $284.74
Total Payments                      $1,195.82
Closing Balance                     $2,116.97
Service Charges                     $1,195.82

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A

                                                                  Attachment 4
                                                                  Page 9 of 14

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/2003-10/31/2003

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario
Account Name:             The New Power Company
Account Number:
Purpose of Account:       CAN$ Operating A/C

Beginning Balance                   $2,565.71 CAN$
Total Deposits
Total Payments                          $5.00
Closing Balance                     $2,560.71
Service Charges            $             5.00

First Check issued this Period                                 NA
Last Check issued this Period                                  NA
Total # of checks issued this Period                            0

                                                                  Attachment 4
                                                                 Page 10 of 14

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/2003-10/31/2003

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 11 of 14

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/2003-10/31/2003

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 12 of 14

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/2003-10/31/2003

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance                  $46,075.77
Total Deposits                          $0.00
Total Payments                     $46,075.77
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 13 of 14

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/2003-10/31/2003

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                None
Last Check issued this Period                 None
Total # of checks issued this Period          None


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 14 of 14

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         10/01/2003-10/31/2003

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave.  NY, NY 10017-3140
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 5

                                  The New Power Company
                                       Check Detail
                                       October 2003


      Num              Date                               Name                                    Paid Amount
-----------------   ------------   ---------------------------------------------------       -------------------
200272               10/01/2003    James Malone                                                          867.18
200273               10/07/2003    IKON Office Solutions                                                 137.80
200274               10/07/2003    Ms. Patricia Foster                                                   979.12
200275               10/07/2003    UPS Delivery                                                           32.00
200276               10/07/2003    Related Properties Corp.                                               85.80
200277               10/07/2003    Affiliated Warehouses, Inc.                                         1,000.33
200278               10/07/2003    Pitney Bowes Credit Corporation                                     1,200.55
200279               10/07/2003    Role Technology LLC                                                   190.00
200280               10/07/2003    Mr. Gene Shanks                                                    12,500.00
200281               10/07/2003    Mr. Richard Weill                                                  12,500.00
200282               10/07/2003    Secretary of the State                                                 50.00
200283               10/09/2003    Mr. Gene Shanks                                                    19,271.18
200284               10/09/2003    Mr. Richard Weill                                                   9,098.71
200285               10/09/2003    Void                                                                    0.00
200286               10/09/2003    Connecticut Department of Revenue Service                           2,030.62
200287               10/09/2003    Regen Capital I, Inc.                                               8,023.99
200288               10/09/2003    Pitney Bowes Credit Corp                                            4,979.85
200289               10/09/2003    Mr. Peter Grauer                                                   10,477.65
200290               10/14/2003    Verizon                                                               431.42
200291               10/14/2003    Parker, Hudson, Rainer & Dobbs                                     79,706.81
200292               10/14/2003    Morris, Manning & martin, LLP                                       3,560.86
200293               10/14/2003    Sidley Austin Brown & Wood                                        290,504.74
200294               10/14/2003    Leboeuf, Lamb, Greene & Macrae                                      5,580.26
200295               10/14/2003    Bracewell Patterson                                                   108.75
200296               10/14/2003    Kenyon & Kenyon                                                       223.83
200297               10/14/2003    Void                                                                    0.00
200298               10/14/2003    VeriCenter                                                          2,716.21
200299               10/14/2003    SNET                                                                  715.02
200300               10/14/2003    Arnold & Porter                                                    23,913.50
200301               10/14/2003    Deloitte & Touche LLP                                              26,464.80
200302               10/15/2003    Morris, Manning & martin, LLP                                       5,088.17
200303               10/17/2003    UPS Delivery                                                          395.95
200304               10/17/2003    Kenyon & Kenyon                                                     7,137.91
200305               10/23/2003    PACER Service Center                                                  116.13
200306               10/23/2003    UPS Delivery                                                           51.94
200307               10/23/2003    Fosdick Fulfillment Corporation                                     1,722.50
200308               10/23/2003    U.S. Trustee Program Payment Center                                 1,500.00
200309               10/23/2003    Sonara Carvalho                                                       165.00
200310               10/23/2003    U.S. Trustee Program Payment Center                                 7,500.00
200311               10/23/2003    Leboeuf, Lamb, Greene & Macrae                                      7,125.02
200312               10/23/2003    Parker, Hudson, Rainer & Dobbs                                    102,772.51
200313               10/23/2003    Deloitte & Touche LLP                                              13,308.85
200314               10/23/2003    Division of Revenue, Business Liquidation                             120.00
200315               10/30/2003    Arnold & Porter                                                     3,643.66
200316               10/30/2003    Gretchen Crist                                                      5,125.00
200317               10/30/2003    Mellon Investors Services, LLC                                      1,362.40
200318               10/30/2003    Scherers Conferencing                                                 122.58
200319               10/30/2003    Kaster Moving Co. Inc.                                                537.85


Note: Excludes amounts transferred by wire


                                                                                                    Page 1 of 1

                                                                  Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from September 30, 2003 through October 31, 2003
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and witholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                 Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from September 30, 2003 through October 31, 2003
Amounts in $000's

Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------

                                                          Full Time   Part Time
# of Employees at beginning of period                            3           -
# hired during the period                                        -           -
# terminated/resigned during period                              -           -
                                                          ---------------------
                                                          ---------------------
# employees on payroll - end of period                           3           -
                                                          =====================
                                                          =====================
# of employees on temporary consulting assignments                           1

Confirmation of Insurance
-------------------------

See supplemental attachment.*

*Omitted

                                                                Attachment 7B
                                                                (Supplemental)

                                  Payments made to insiders 9/30/03 - 10/31/03

Payments are in gross amts

                       Title                  Amount                Date           Type

FOSTER, MARY       President, Co-CEO      $    689,137.50      10/9/2003     KERP Retention Bonus
                                          $    25, 431.18      10/9/2003     KERP Stay Bonus
                                          $     10,416.67     10/15/2003     Salary for pay period 10/01 - 10/15
                                          $     10,416.67     10/31/2003     Salary for pay period 10/15 - 10/31

MALONE, JAMES      President, Co-CEO      $    887,070.00      10/9/2003     KERP Retention Bonus
                                          $      6,250.00     10/15/2003     Salary for pay period 10/01 - 10/15
                                          $      6,250.00     10/31/2003     Salary for pay period 10/15 - 10/31

WEILL, RICHARD     Director               $     12,500.00      10/7/2003     2nd Installment 2003 Board Fees
                                          $      9,098.71      10/9/2003     Class 7 claim for 2001 Board Fees

SHANKS, EUGENE     Director               $     12,500.00      10/7/2003     2nd Installment 2003 Board Fees
                                          $     19,271.18      10/9/2003     Class 7 claim for 2001 Board Fees
                                         -----------------
                                          $  1,688,341.91
                                         =================


                                                                  Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from September 30, 2003 through October 31, 2003


On August 15, 2003, the United States Bankruptcy Court for the Northern District of Georgia, Newnan Division (the "Bankruptcy Court") confirmed the Second Amended Chapter 11 Plan (the "Plan") with respect to NewPower Holdings, Inc. (the "Company") and TNPC Holdings, Inc. ("TNPC"), a wholly owned subsidiary of the Company. As previously reported, on February 12, 2003, the Bankruptcy Court previously confirmed the Plan, and the Plan has been effective, with respect to The New Power Company, a wholly owned subsidiary of the Company. The Plan became effective on October 9, 2003 with respect to the Company and TNPC.